Exhibit 99.1

CONTACT:
John M. Hyre
Investor and Public Relations
330-258-6080

ROADWAY CORPORATION’S SECOND QUARTER 2003 EPS $0.33
INCOME FROM CONTINUING OPERATIONS UP 43%

AKRON, Ohio – July 8, 2003 – Roadway Corporation (Nasdaq: ROAD) today reported that revenues for its second quarter, which ended June 21, 2003, were $741,528,000, up 13% when compared to revenues of $656,003,000 for the second quarter of 2002. The Company reported net income of $6,308,000, or $0.33 per share (diluted), compared to net income of $5,674,000, or $0.30 per share (diluted), for the second quarter of 2002.

For the 24 weeks constituting the Company’s first half, net income was $14,318,000, or $0.75 per share (diluted), an increase of 265% when compared to a net income of $3,925,000, or $0.21 per share (diluted), for the same period in 2002. For the first half of 2003, revenues were $1,495,598,000, up 19% when compared to revenues of $1,254,970,000 for the first half of last year. The first half of 2003 contained four more working days than the same period in 2002.

James D. Staley, President and CEO of Roadway Corporation stated, “Despite continuing weakness in the economy and excess capacity that still remains following the closure of Consolidated Freightways, Roadway Corporation achieved a 13% increase in revenues and a 43% increase in income from continuing operations.”

“In 2002, Consolidated Freightways’ closure came in the fourth quarter, our busiest season. The business made available from Consolidated’s shutdown was quickly and completely absorbed due to economic softness and surplus capacity. By the second quarter of 2003, continuing economic slowness and seasonal shipping patterns freed additional capacity to the marketplace increasing pricing pressures. While the long-haul industry experienced significant capacity contraction from Consolidated’s closure, regional markets remain extremely competitive and Roadway Express’ volumes and base rates in those segments have been additionally impacted. We remain committed to compensatory rate levels and believe our July 13, general freight rate increase of 5.9% will help improve revenue yield, especially as we re-enter the busiest season of our annual cycle,” Staley said.

“In the second quarter, Roadway Express also began to experience a shift in its freight mix, where the company saw some loss of higher-yielding time-critical freight and changes in shipment size and length-of-haul that resulted in revenue rate deterioration. This was particularly evident in the retail segment where Express has a significant portion of its business. We are taking steps to make certain that freight is correctly priced and to review all new business to ensure it is properly contributing to the company’s profitability,” Staley continued.

“New Penn, our next-day, ground carrier in the Northeast, also operated in a difficult environment. New Penn has felt the impact of the sluggish economy in one of the most competitive transportation markets in the country. Since we acquired New Penn in November of 2001, their primary service area has continued to be significantly impacted by the events of 9/11. Although not completely satisfied with New Penn’s current results, it continues to be a top performer in its segment. As freight volumes improve, we believe New Penn is capable of attaining improved operating ratios,” Staley added.

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Roadway Corporation	Page 2
Second Quarter 2003

“Looking forward, we anticipate revenue growth in the third quarter of 2003 will be between 11.5% and 12.5% and earnings per share from continuing operations are expected to be in the range of $0.60 to $0.70 compared to $0.33 for the same period a year ago. For full-year 2003, we anticipate revenue growth to be between 8.5% and 9.5% and earnings-per-share from continuing operations are expected to be in the range of $2.36 to $2.60 compared to $1.85 in 2002. Fourth quarter 2003, year-over-year comparisons will be more difficult, as the impact of Consolidated Freightways’ closure was already included in the fourth quarter of 2002 and the period will have four less working days than the second half of 2002,” Staley concluded.

As a result of the sale of Arnold Transportation Services (ATS) on January 23, 2003, ATS has been accounted for as a discontinued operation for all periods presented. Assets and liabilities of ATS are included in the current section of the Condensed Consolidated Balance Sheet at December 31, 2002.

Condensed Statements of Consolidated Income
Roadway Corporation and Subsidiaries

	Twelve Weeks Ended
	(Second Quarter)
	June 21, 2003	June 15, 2002

	(in thousands, except per share data)

Revenue	$741,528	$656,003
Operating expenses:
Salaries, wages and benefits	468,223	427,273
Operating supplies and expenses	130,022	107,104
Purchased transportation	75,725	57,775
Operating taxes and licenses	18,688	17,481
Insurance and claims	14,529	13,129
Provision for depreciation	16,870	18,152
Net loss on sale of operating property	30	283

Total operating expenses	724,087	641,197

Operating income from continuing operations	17,441	14,806
Other (expense), net	(6,044)	(6,823)

Income from continuing operations before income taxes	11,397	7,983
Provision for income taxes	4,787	3,347

Income from continuing operations	6,610	4,636
(Loss) Income from discontinued operations	(302)	1,038

Net income	$6,308	$5,674

Earnings (loss) per share – basic:
Continuing operations	$0.35	$0.25
Discontinued operations	(0.02)	0.05

Total earnings per share – basic	$0.33	$0.30
Earnings (loss) per share – diluted:
Continuing operations	$0.35	$0.25
Discontinued operations	(0.02)	0.05

Total earnings per share – diluted	$0.33	$0.30

Average shares outstanding – basic	18,955	18,474
Average shares outstanding – diluted	19,336	18,888
Operating ratio	97.6%	97.7%
Profit margin from continuing operations	0.9%	0.7%

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Roadway Corporation	Page 3
Second Quarter 2003

Condensed Statements of Consolidated Income
Roadway Corporation and Subsidiaries

	Twenty-four Weeks Ended
	(Two Quarters)
	June 21, 2003	June 15, 2002

	(in thousands, except per share data)

Revenue	$1,495,598	$1,254,970
Operating expenses:
Salaries, wages and benefits	943,658	826,437
Operating supplies and expenses	260,434	206,313
Purchased transportation	150,509	109,284
Operating taxes and licenses	38,554	33,045
Insurance and claims	29,641	24,560
Provision for depreciation	34,169	36,240
Net loss on sale of operating property	841	578

Total operating expenses	1,457,806	1,236,457

Operating income from continuing operations	37,792	18,513
Other (expense), net	(12,838)	(13,647)

Income from continuing operations before income taxes	24,954	4,866
Provision for income taxes	10,481	2,103

Income from continuing operations	14,473	2,763
(Loss) Income from discontinued operations	(155)	1,162

Net income	$14,318	$3,925

Earnings (loss) per share – basic:
Continuing operations	$0.77	$0.15
Discontinued operations	(0.01)	0.06

Total earnings per share – basic	$0.76	$0.21
Earnings (loss) per share – diluted:
Continuing operations	$0.76	$0.15
Discontinued operations	(0.01)	0.06

Total earnings per share – diluted	$0.75	$0.21

Average shares outstanding – basic	18,802	18,514
Average shares outstanding – diluted	19,177	18,968
Operating ratio	97.5%	98.5%
Profit margin from continuing operations	1.0%	0.2%

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Roadway Corporation	Page 4
Second Quarter 2003

Condensed Consolidated Balance Sheets
Roadway Corporation and Subsidiaries

	June 21, 2003	December 31, 2002

	(in thousands)
Assets
Current assets:
Cash and cash equivalents	$125,692	$106,929
Other current assets	264,596	356,143

Total current assets	390,288	463,072
Net carrier operating property	496,017	509,183
Goodwill, net	286,181	283,910
Deferred income taxes	44,598	39,941
Other assets	46,495	39,767

Total assets	$1,263,579	$1,335,873

Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$164,806	$193,501
Other current liabilities	187,051	267,389

Total current liabilities	351,857	460,890
Long-term liabilities	223,305	213,601
Long-term debt	270,279	273,513
Shareholders’ equity	418,138	387,869

Total liabilities and equity	$1,263,579	$1,335,873

Condensed Statements of Consolidated Cash Flows
Roadway Corporation and Subsidiaries

	Twenty-four Weeks Ended
	(Two Quarters)
	June 21, 2003	June 15, 2002

	(in thousands)
Cash flows from operating activities:
Income from continuing operations	$14,473	$2,763
Adjustments	3,921	(8,581)

Net cash provided (used) by continuing operating activities	18,394	(5,818)
Net cash provided (used) by investing activities	26,703	(22,444)
Net cash (used) by financing activities	(26,644)	(3,323)
Effect of exchange rate changes on cash	348	(90)

Net increase (decrease) in cash and cash equivalents from continuing operations	18,801	(31,675)
Net (decrease) in cash and cash equivalents from discontinued operations	(38)	(5,163)
Cash and cash equivalents at beginning of period	106,929	110,432

Cash and cash equivalents at end of period	$125,692	$73,594

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Roadway Corporation	Page 5
Second Quarter 2003

# of working days – 59	Reportable Segments and Related Operating Data Twelve Weeks Ended June 21, 2003 (Second Quarter 2003)
(Dollars in thousands,
except per ton data)	Roadway Express	New Penn	Segment Total

Revenue	$691,156	$50,372	$741,528
Salaries, wages & benefits	433,101	32,657	465,758
Operating supplies	125,734	7,244	132,978
Purchased transportation	75,276	449	75,725
Other operating expense	45,232	4,394	49,626

Operating expense	679,343	44,744	724,087
Operating income	$11,813	$5,628	$17,441

Operating ratio	98.3%	88.8%	97.6%

LTL tons	1,467,657	190,472
Truckload tons	312,853	28,783

Total tons	1,780,510	219,255

LTL shipments	3,095,453	431,608
Truckload shipments	38,315	3,486

Total shipments	3,133,768	435,094

Revenue per LTL ton	$436.33	$248.25
Revenue per truckload ton	$162.27	$107.26
Revenue per ton	$388.18	$229.74
Expense per ton	$381.54	$204.07

	Twelve Weeks Ended June 15, 2002
# of working days – 59	(Second Quarter 2002)
(Dollars in thousands,
except per ton data)	Roadway Express	New Penn	Segment Total

Revenue	$606,409	$49,594	$656,003
Salaries, wages & benefits	392,635	32,722	425,357
Operating supplies	103,488	5,937	109,425
Purchased transportation	57,317	458	57,775
Other operating expense	43,726	4,925	48,651

Operating expense	597,166	44,042	641,208

Operating income	$9,243	$5,552	$14,795

Operating ratio	98.5%	88.8%	97.7%

LTL tons	1,312,943	193,891
Truckload tons	288,494	27,935

Total tons	1,601,437	221,826

LTL shipments	2,770,619	428,547
Truckload shipments	34,799	3,459

Total shipments	2,805,418	432,006

Revenue per LTL ton	$428.11	$240.54
Revenue per truckload ton	$153.63	$105.81
Revenue per ton	$378.67	$223.57
Expense per ton	$372.89	$198.55

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Roadway Corporation	Page 6
Second Quarter 2003

# of working days – 121	Reportable Segments and Related Operating Data Twenty-four Weeks Ended June 21, 2003 (Two Quarters 2003)
(Dollars in thousands,
except per ton data)	Roadway Express	New Penn	Segment Total

Revenue	$1,396,400	$99,198	$1,495,598
Salaries, wages & benefits	872,539	66,100	938,639
Operating supplies	251,560	14,911	266,471
Purchased transportation	149,518	991	150,509
Other operating expense	93,232	8,955	102,187

Operating expense	1,366,849	90,957	1,457,806

Operating income	$29,551	$8,241	$37,792

Operating ratio	97.9%	91.7%	97.5%

LTL tons	2,925,884	376,150
Truckload tons	603,379	57,671

Total tons	3,529,263	433,821

LTL shipments	6,195,819	853,344
Truckload shipments	74,619	7,038

Total shipments	6,270,438	860,382

Revenue per LTL ton	$443.12	$247.23
Revenue per truckload ton	$165.55	$107.58
Revenue per ton	$395.66	$228.66
Expense per ton	$387.29	$209.66

	Twenty-four Weeks Ended June 15, 2002
# of working days – 117		(Two Quarters 2002)
(Dollars in thousands,
except per ton data)	Roadway Express	New Penn	Segment Total

Revenue	$1,159,967	$95,003	$1,254,970
Salaries, wages & benefits	758,970	63,431	822,401
Operating supplies	198,987	12,051	211,038
Purchased transportation	108,443	841	109,284
Other operating expense	83,917	9,817	93,734

Operating expense	1,150,317	86,140	1,236,457

Operating income	$9,650	$8,863	$18,513

Operating ratio	99.2%	90.7%	98.5%

LTL tons	2,518,808	371,155
Truckload tons	550,005	51,848

Total tons	3,068,813	423,003

LTL shipments	5,341,308	823,701
Truckload shipments	66,901	6,483

Total shipments	5,408,209	830,184

Revenue per LTL ton	$427.06	$241.13
Revenue per truckload ton	$153.25	$106.24
Revenue per ton	$377.99	$224.59
Expense per ton	$374.84	$203.64

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Roadway Corporation	Page 7
Second Quarter 2003

Roadway Corporation operates with 12 weeks in each of the first three quarters and 16 weeks in the fourth quarter.

A conference call discussing this quarter’s performance with securities analysts will be simulcast live on the Company’s Web site at www.roadwaycorp.com beginning at 11:00 a.m. (Eastern time) on Tuesday, July 8, 2003. The call will remain available for the next three weeks.

Note: This release contains, and other statements that we may make may contain, forward- looking statements within the meaning of the Private Securities Litigation Reform Act with respect to the outlook for expectations for revenue, earnings or other future financial or business performance, strategies, expectations and goals. All statements that are not historical statements of fact are “forward-looking statements” and are subject to numerous risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements include all comments relating to our beliefs and expectations as to future events and trends affecting our business, results of operations and financial condition. We intend for the words “believes,” “anticipates,” “expects,” “intends,” “plans,” “continues,” “projects,” and similar expressions to identify forward-looking statements. The risks and uncertainties include, among others, variable factors such as capacity and rate levels in the motor freight industry; fuel prices; the impact of competition; the state of the national economy; the success of our operating plans, including our ability to manage growth and control costs; labor relations matters; and, uncertainties concerning the impact terrorist activities may have on the economy and the motor freight industry. We have based these forward-looking statements on management’s analysis about future events only as of the date of this press release. We undertake no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date of this press release. These forward-looking statements are subject to risks, uncertainties and assumptions about us and our subsidiaries. In addition to the disclosure contained in this document, you should carefully review the risks and uncertainties contained in other documents Roadway Corporation files from time to time with the Securities and Exchange Commission. Those documents are accessible on the SEC’s website at www.sec.gov and through our website at www.roadwaycorp.com.

Included in the Dow Jones Transportation Average, Roadway Corporation (NASDAQ: ROAD), is a holding company dedicated to leveraging opportunities to expand the transportation-related service offerings available to customers through the Roadway portfolio of strategically linked transportation companies. Roadway Corporation’s principal subsidiaries include Roadway Express and Roadway Next Day Corporation. Roadway Express is a leading ISO 9001 and C-TPAT/PIP and FAST certified transporter of industrial, commercial and retail goods in the two- to five-day regional and long-haul markets. Roadway Express provides seamless service throughout all 50 states, Canada, Mexico and Puerto Rico including export/import services for more than 100 countries worldwide. Roadway Express owns Reimer Express Lines in Canada and Mexican-based Roadway Express, S.A. de C.V. Roadway Next Day Corporation is a holding company focused on business opportunities in the shorter-haul regional and next-day markets. Roadway Next Day Corporation owns New Penn Motor Express, a next-day, ground less-than-truckload carrier of general commodities serving twelve states in the Northeastern United States, Quebec, Canada and Puerto Rico, with links to the Midwest and Southeast United States and Ontario, Canada. For additional information, contact Roadway Corporation at www.roadwaycorp.com.

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